UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2019

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401)-828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of shareholders on June 4, 2019, our stockholders approved an amendment to the AstroNova, Inc. 2018 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 300,000 shares.

We incorporate herein by reference the description of the material terms of the AstroNova, Inc. 2018 Equity Incentive Plan, as amended, in our definitive proxy statement dated as of April 25, 2019.

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of shareholders on June 4, 2019. A total of 6,991,923 shares of our common stock were outstanding as of April 12, 2019, the record date for the annual meeting.

At the annual meeting, our shareholders voted (i) to elect six directors to serve until the next annual meeting of shareholders and thereafter until their respective successors are elected and qualified, (ii) to approve an advisory (non-binding) proposal on the compensation paid to our executive officers, (iii) on an advisory (non-binding) basis, in favor of holding future advisory shareholder votes on the compensation paid to our executive officers every year, (iv) to approve the amendment to the AstroNova, Inc. 2018 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 300,000 shares, and (v) to ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for our fiscal year ending January 31, 2020. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

1.	Election of directors.

Nominee	For	Withheld	Broker Non-Votes
Jean A. Bua	4,130,708	352,947	1,607,649
Mitchell I. Quain	3,840,733	642,922	1,607,649
Yvonne E. Schlaeppi	4,436,401	47,254	1,607,649
Harold S. Schofield	4,413,920	69,735	1,607,649
Richard S. Warzala	4,437,051	46,604	1,607,649
Gregory A. Woods	4,437,220	46,435	1,607,649

2.	To approve, on an advisory, non-binding basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
4,442,145	34,536	6,974	1,607,649

3.	To vote, on an advisory, non-binding basis, on the frequency of future advisory shareholder votes on the compensation paid to our named executive officers.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
3,788,647	13,071	675,283	6,654	1,607,649

4.	To approve the amendment to the AstroNova, Inc. 2018 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 300,000 shares.

For	Against	Abstain	Broker Non-Votes
4,286,399	192,372	4,884	1,607,649

5.	To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for our fiscal year ending January 31, 2020.

For	Against	Abstain	Broker Non-Votes
6,058,251	2,279	30,774	0

As indicated above, a plurality of the votes cast on the proposal regarding the frequency of future advisory shareholder votes on the compensation paid to our named executive officers were cast in favor of holding such votes every year. After considering the preferences expressed at the annual meeting of shareholders, our Board of Directors determined that we should hold future advisory shareholder votes on executive compensation every year. Accordingly, we expect that the next such vote will be held at our 2020 annual meeting of shareholders. Neither the shareholder vote nor the Board’s determination is binding, and accordingly the Board of Directors retains the flexibility to change its determination. Under section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, we expect to hold another vote regarding the frequency of future advisory shareholder votes on the compensation paid to our named executive officers no later than our 2025 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: June 10, 2019	By:	/s/ David S. Smith
David S. Smith
Vice President, Treasurer and Chief Financial Officer

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